UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 25, 2007
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices, including zip code)

(940) 898-7500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc., a Delaware corporation (the “Company”), authorized and approved a cash payment to John H. Golliher, President of Beauty Systems Group LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company, in connection with the relocation of his employment by the Company from California to Texas (the “Relocation”).  The approved cash payment is in the amount of approximately $172,000, $125,000 of which represents a portion of the diminution in the value of the equity in Mr. Golliher’s former home in California from the date that an appraisal of such home was conducted in connection with the Relocation and the date on which such home was ultimately sold, and the remainder of which represents the approximate amount of taxes that Mr. Golliher will be required to pay with respect to the $125,000 payment.

Item 8.01               Other Events.

In connection with the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan (the “2007 Plan”), which was approved by the Company’s stockholders at the annual meeting of the Company’s stockholders on April 26, 2007, the Compensation Committee has approved and adopted forms of the following agreements to be utilized with respect to awards under the 2007 Plan: (i) a Stock Option Agreement for Independent Directors, which form is filed herewith as Exhibit 10.1, (ii) a Stock Option Award Agreement for Employees, which form is filed herewith as Exhibit 10.2, (iii) a Restricted Stock Unit Agreement for Independent Directors, which form is filed herewith as Exhibit 10.3, and (iv) a Restricted Stock Agreement for Employees, which form is filed herewith as Exhibit 10.4.

Item 9.01                                             Financial Statements and Exhibits.

(d)           See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2007	Sally Beauty Holdings, Inc.

	By:	/s/ Raal H. Roos
	Name:	Raal H. Roos
	Title:	Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

10.1	Form of Stock Option Agreement for Independent Directors pursuant to the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan.

10.2	Form of Stock Option Agreement for Employees pursuant to the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan.

10.3	Form of Restricted Stock Unit Agreement for Independent Directors pursuant to the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan.

10.4	Form of Restricted Stock Agreement for Employees pursuant to the Sally Beauty Holdings, Inc. 2007 Omnibus Incentive Plan.